OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                              (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
                                             NOV. 30, 1998   OCT. 31, 1998                  NOV. 30, 1998  OCT. 31, 1998
                                                  ESD              ESD          CHANGE           PSD            PSD         CHANGE
                                             -------------------------------------------    ---------------------------------------
CURRENT ASSETS
Cash                                                42,977          51,514       (8,537)          61,764         33,400     28,364
Restricted cash held in escrow                   2,732,721       2,732,634           87                                        -
Accounts receivable
  A/R--trade                                    12,044,307      12,095,191      (50,884)         624,537        678,513    (53,976)
  A/R--interco                                         865             865          -                -              -          -
  A/R--employees                                     4,883           8,551       (3,668)           9,450          9,561       (111)
  A/R--supplemental                              1,727,115       1,727,115          -                                          -
  A/R--misc.                                        12,078          12,078          -                -              -          -
  Allowance for doubtful accounts               (2,128,460)     (2,272,144)     143,684          (54,240)       (64,359)    10,119
                                             -------------------------------------------    ---------------------------------------
    Accounts receivable, net                    11,660,788      11,571,656       89,132          579,747        623,715    (43,968)
                                             -------------------------------------------    ---------------------------------------
Costs and earnings in excess of billings         5,809,441       5,609,819      199,622                                        -
Prepaid expenses                                    58,078          57,420          658           58,823         64,085     (5,262)
Inventory                                                                             -        1,824,979      1,853,020    (28,041)
Inventory reserve                                                                     -         (800,414)      (782,690)   (17,724)
                                             -------------------------------------------    ---------------------------------------
    Inventory, net                                     -               -            -          1,024,565      1,070,330    (45,765)
                                             -------------------------------------------    ---------------------------------------
Other current assets                                                                -                                          -
                                             -------------------------------------------    ---------------------------------------
TOTAL CURRENT ASSETS                            20,304,005      20,023,043      280,962        1,724,899      1,791,530    (66,631)
PROPERTY AND EQUIPMENT                       -------------------------------------------    ---------------------------------------
  Field equipment                                2,352,810       2,435,403      (82,593)         547,106        547,106        -
  Automotive equipment                           1,124,549       1,026,959       97,590           44,973         44,973        -
  Office furniture and equipment                   966,762         981,944      (15,182)          38,329         38,329        -
  Leasehold improvements                           107,729          93,223       14,506           30,895         30,895        -
                                             -------------------------------------------    ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                 4,551,850       4,537,529       14,321          661,303        661,303        -
  Accum. Depreciation                           (3,282,510)     (3,224,889)     (57,621)        (356,015)      (345,710)   (10,305)
                                             -------------------------------------------    ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                     1,269,340       1,312,640      (43,300)         305,288        315,593    (10,305)
                                             -------------------------------------------    ---------------------------------------
Long-term accounts receivable -
 Other (Texas)                                       2,426           2,426          -                -              -          -
Reserve for Long-term accounts receivable              -               -            -                                          -
                                             -------------------------------------------    ----------------------------------------
  Long-term accounts receviable -
   Other (Texas), net                                2,426           2,426          -                -              -           -
Other Assets                                       220,483         225,549       (5,066)             -              -           -
Investment & Intercompany in Subsidiaires                                           -                -              -           -
                                             -------------------------------------------    ----------------------------------------
TOTAL ASSETS                                    21,796,254      21,563,658      232,596        2,030,187      2,107,123     (76,936)
                                             -------------------------------------------    ----------------------------------------
                                             -------------------------------------------    ----------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                 850,822         819,921       30,901          103,986         38,437      65,549
  Line of Credit                                                                                                                -
  Accrued expenses, excluding bankruptcy
   costs                                           723,180         775,452      (52,272)         312,595        310,493       2,102
  Accrued bankruptcy costs                                                                                                      -
  Estimated claims against cash held
   in escrow                                     2,572,992       2,572,905           87                                         -
  Intercompany - BNYFC                           7,725,526       7,542,932      182,594        7,845,978      7,762,701      83,277
  Intercompany payables                                  -           4,919       (4,919)               -            865        (865)
                                             -------------------------------------------    ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         11,872,520      11,716,129      156,391        8,262,559      8,112,496     150,063
Intercompany Notes Payable                       8,741,768       8,741,768          -                                           -
Pre Petition Liabilities                         1,625,500       1,628,694       (3,194)       1,081,518      1,087,170      (5,652)
Pre Petition Estimated Construction Claims                                                                                      -
                                             -------------------------------------------    ----------------------------------------
  TOTAL LIABILITIES                             22,239,788      22,086,591      153,197        9,344,077      9,199,666     144,411
SHAREHOLDERS' EQUITY                         -------------------------------------------    ----------------------------------------
Common stock at par                                                                            3,371,172      3,371,172         -
Additional paid in capital                      14,557,677      14,557,677          -         10,742,189     10,742,189         -
Treasury Stock A-P-I-C                                                                                                          -
Retained earnings - prior                      (11,012,975)    (11,012,975)         -        (14,767,222)   (14,767,222)        -
Y-T-D net income pre petition                       (8,531)         (8,531)         -           (247,894)      (247,894)        -
Y-T-D net income post petition                  (3,979,705)     (4,059,104)      79,399       (6,412,135)    (6,190,788)   (221,347)
                                             -------------------------------------------    ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                      (443,534)       (522,933)      79,399       (7,313,890)    (7,092,543)   (221,347)
                                             -------------------------------------------    ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        21,796,254      21,563,658      232,596        2,030,187      2,107,123     (76,936)
                                             -------------------------------------------    ----------------------------------------
                                             -------------------------------------------    ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                           (UNAUDITED)     (UNAUDITED)
                                             (UNAUDITED)     (UNAUDITED)                 NOV. 30, 1998    OCT. 31, 1998
                                           NOV. 30, 1998   OCT. 31, 1998                   CONTINUING       CONTINUING
                                              CORPORATE       CORPORATE       CHANGE       OPERATIONS       OPERATIONS      CHANGE
                                           ------------------------------------------    ------------------------------------------
CURRENT ASSETS
Cash                                            223,615         207,659       15,956           328,356        292,573       35,783
Restricted cash held in escrow                                                   -           2,732,721      2,732,634           87
Accounts receivable
  A/R--trade                                    116,924         144,431      (27,507)       12,785,768     12,918,135     (132,367)
  A/R--interco                                                    4,919       (4,919)              865          5,784       (4,919)
  A/R--employees                                                                 -              14,333         18,112       (3,779)
  A/R--supplemental                                                              -           1,727,115      1,727,115          -
  A/R--misc.                                  1,076,094       1,076,094          -           1,088,172      1,088,172          -
  Allowance for doubtful accounts            (1,138,466)     (1,138,466)         -          (3,321,166)    (3,474,969)     153,803
                                           ------------------------------------------    ------------------------------------------
    Accounts receivable, net                     54,552          86,978      (32,426)       12,295,087     12,282,349       12,738
                                           ------------------------------------------    ------------------------------------------
Costs and earnings in excess of billings                                         -           5,809,441      5,609,819      199,622
Prepaid expenses                                360,919         407,576      (46,657)          477,820        529,081      (51,261)
Inventory                                                                        -           1,824,979      1,853,020      (28,041)
Inventory reserve                                                                -            (800,414)      (782,690)     (17,724)
                                           ------------------------------------------    ------------------------------------------
    Inventory, net                                  -               -            -           1,024,565      1,070,330      (45,765)
                                           ------------------------------------------    ------------------------------------------
Other current assets                                                             -                 -              -            -
                                           ------------------------------------------    ------------------------------------------
TOTAL CURRENT ASSETS                            639,086         702,213      (63,127)       22,667,990     22,516,786      151,204
PROPERTY AND EQUIPMENT                     ------------------------------------------    ------------------------------------------
  Field equipment                                                                -           2,899,916      2,982,509      (82,593)
  Automotive equipment                                                           -           1,169,522      1,071,932       97,590
  Office furniture and equipment                125,959         125,959          -           1,131,050      1,146,232      (15,182)
  Leasehold improvements                            -               -            -             138,624        124,118       14,506
                                           ------------------------------------------    ------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                125,959         125,959          -           5,339,112      5,324,791       14,321
  Accum. Depreciation                          (109,176)       (108,233)        (943)       (3,747,701)    (3,678,832)     (68,869)
                                           ------------------------------------------    ------------------------------------------
TOTAL PROPERTY & EQUIP., NET                     16,783          17,726         (943)        1,591,411      1,645,959      (54,548)
                                           ------------------------------------------    ------------------------------------------
Long-term accounts receivable -
 Other (Texas)                                      -               -            -               2,426          2,426          -
Reserve for Long-term accounts receivable                                        -                 -              -            -
                                           ------------------------------------------    ------------------------------------------
  Long-term accounts receviable -
   Other (Texas), net                               -               -            -               2,426          2,426          -
Other Assets                                    129,907         129,907          -             350,390        355,456       (5,066)
Investment & Intercompany in Subsidiaries    74,399,948      74,399,948          -          74,399,948     74,399,948          -
                                           ------------------------------------------    ------------------------------------------
TOTAL ASSETS                                 75,185,724      75,249,794      (64,070)       99,012,165     98,920,575       91,590
                                           ------------------------------------------    ------------------------------------------
                                           ------------------------------------------    ------------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                               18,120          73,209      (55,089)          972,928        931,567       41,361
  Line of Credit                             22,168,024      21,760,531      407,493        22,168,024     21,760,531      407,493
  Accrued expenses, excluding bankruptcy
   costs                                        418,996         401,369       17,627         1,454,771      1,487,314      (32,543)
  Accrued bankruptcy costs                    1,975,104       1,832,562      142,542         1,975,104      1,832,562      142,542
  Estimated claims against cash held
   in escrow                                                                     -           2,572,992      2,572,905           87
  Intercompany - BNYFC                      (18,391,915)    (18,134,797)    (257,118)       (2,820,411)    (2,829,164)       8,753
  Intercompany payables                             865             -            865               865          5,784       (4,919)
                                           ------------------------------------------    ------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES       6,189,194       5,932,874      256,320        26,324,273     25,761,499      562,774
Intercompany Notes Payable                                                       -           8,741,768      8,741,768
Pre Petition Liabilities                      2,530,451       2,530,451          -           5,237,469      5,246,315       (8,846)
Pre Petition Estimated Construction Claims                                       -                 -              -            -
                                           -----------------------------------------     -----------------------------------------
  TOTAL LIABILITIES                           8,719,645       8,463,325      256,320        40,303,510     39,749,582      553,928
SHAREHOLDERS' EQUITY                       ------------------------------------------    ------------------------------------------
Common stock at par                             121,289         121,289          -           3,492,461      3,492,461          -
Additional paid in capital                  128,204,630     128,204,630          -         153,504,496    153,504,496          -
Treasury Stock A-P-I-C                         (562,506)       (562,506)         -            (562,506)      (562,506)         -
Retained earnings - prior                   (49,321,103)    (49,321,103)         -         (75,101,300)   (75,101,300)         -
Y-T-D net income pre petition                  (895,498)       (895,498)         -          (1,151,923)    (1,151,923)         -
Y-T-D net income post petition              (11,080,733)    (10,760,343)    (320,390)      (21,472,573)   (21,010,235)    (462,338)
                                           ------------------------------------------    ------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                 66,466,079      66,786,469     (320,390)       58,708,655     59,170,993     (462,338)
                                           ------------------------------------------    ------------------------------------------
                                           ------------------------------------------    ------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     75,185,724      75,249,794      (64,070)       99,012,165     98,920,575       91,590
                                           ------------------------------------------    ------------------------------------------
                                           ------------------------------------------    ------------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                              (UNAUDITED)      (UNAUDITED)                (UNAUDITED)     (UNAUDITED)
                                             NOV. 30, 1998   OCT. 31, 1998              NOV. 30, 1998    OCT. 31, 1998
                                              DISCONTINUED    DISCONTINUED                 COMBINED        COMBINED
                                               OPERATIONS      OPERATIONS    CHANGE          FINAL           FINAL      CHANGE
                                             --------------------------------------     ----------------------------------------
CURRENT ASSETS
Cash                                                  -               -        -              328,356        292,573     35,783
Restricted cash held in escrow                                                 -            2,732,721      2,732,634         87
Accounts receivable
  A/R--trade                                    5,073,027       5,082,108   (9,081)        17,858,795     18,000,243   (141,448)
  A/R--interco                                        -               -        -                  -              -          -
  A/R--employees                                                               -               14,333         18,112     (3,779)
  A/R--supplemental                                                            -            1,727,115      1,727,115        -
  A/R--misc.                                       33,806          33,806      -            1,121,978      1,121,978        -
  Allowance for doubtful accounts              (3,263,817)     (3,263,817)     -           (6,584,983)    (6,738,786)   153,803
                                             --------------------------------------     ----------------------------------------
    Accounts receivable, net                    1,843,016       1,852,097   (9,081)        14,137,238     14,128,662      8,576
                                             --------------------------------------     ----------------------------------------
Costs and earnings in excess of billings                                       -            5,809,441      5,609,819    199,622
Prepaid expenses                                                               -              477,820        529,081    (51,261)
Inventory                                                                      -            1,824,979      1,853,020    (28,041)
Inventory reserve                                                              -             (800,414)      (782,690)   (17,724)
                                             --------------------------------------     ----------------------------------------
    Inventory, net                                    -               -        -            1,024,565      1,070,330    (45,765)
                                             --------------------------------------     ----------------------------------------
Other current assets                               10,000          10,000      -               10,000         10,000        -
                                             --------------------------------------     ----------------------------------------
TOTAL CURRENT ASSETS                            1,853,016       1,862,097   (9,081)        24,520,141     24,373,099    147,042
PROPERTY AND EQUIPMENT                       --------------------------------------     ----------------------------------------
  Field equipment                                   1,000           1,000      -            2,900,916      2,983,509    (82,593)
  Automotive equipment                                -               -        -            1,169,522      1,071,932     97,590
  Office furniture and equipment                      -               -        -            1,131,050      1,146,232    (15,182)
  Leasehold improvements                              -               -        -              138,624        124,118     14,506
                                             --------------------------------------     ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    1,000           1,000      -            5,340,112      5,325,791     14,321
  Accum. Depreciation                                 -               -        -           (3,747,701)    (3,678,832)   (68,869)
                                             --------------------------------------     ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                        1,000           1,000      -            1,592,411      1,646,959    (54,548)
                                             --------------------------------------     ----------------------------------------
Long-term accounts receivable -
 Other (Texas)                                        -               -        -                2,426          2,426        -
Reserve for Long-term accounts receivable                                      -                  -              -          -
                                             --------------------------------------     ----------------------------------------
  Long-term accounts receviable -
   Other (Texas), net                                 -               -        -                2,426          2,426        -
Other Assets                                          -               -        -              350,390        355,456     (5,066)
Investment & Intercompany in Subsidiaires                                      -               39,665         39,665        -
                                             --------------------------------------     ----------------------------------------
TOTAL ASSETS                                    1,854,016       1,863,097   (9,081)        26,505,033     26,417,605     87,428
                                             --------------------------------------     ----------------------------------------
                                             --------------------------------------     ----------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                    -               -        -              972,928        931,567     41,361
  Line of Credit                                                                           22,168,024     21,760,531    407,493
  Accrued expenses, excluding bankruptcy
   costs                                              -               -        -            1,454,771      1,487,313    (32,542)
  Accrued bankruptcy costs                                                                  1,975,104      1,832,562    142,542
  Estimated claims against cash held
   in escrow                                                                                2,572,992      2,572,905         87
  Intercompany - BNYFC                          2,820,411       2,829,165   (8,754)               -              -          -
  Intercompany payables                               -               -        -                  -              -          -
                                             --------------------------------------     ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         2,820,411       2,829,165   (8,754)        29,143,819     28,584,878    558,941
Intercompany Notes Payable                      2,535,455       2,535,455      -
Pre Petition Liabilities                       10,814,353      10,814,353      -           16,051,822     16,060,668     (8,846)
Pre Petition Estimated Construction Claims      2,404,000       2,404,000      -            2,404,000      2,404,000        -
                                             --------------------------------------     ----------------------------------------
  TOTAL LIABILITIES                            18,574,219      18,582,973   (8,754)        47,599,641     47,049,546    550,093
SHAREHOLDERS' EQUITY                         --------------------------------------     ----------------------------------------
Common stock at par                             2,082,948       2,082,948      -              121,289        121,289        -
Additional paid in capital                     28,604,818      28,604,818      -          124,480,374    124,480,374        -
Treasury Stock A-P-I-C                                                         -             (562,506)      (562,506)       -
Retained earnings - prior                     (36,904,145)    (36,904,145)     -         (112,005,445)  (112,005,445)       -
Y-T-D net income pre petition                    (694,013)       (694,013)     -           (1,845,936)    (1,845,936)       -
Y-T-D net income post petition                 (9,809,811)     (9,809,484)    (327)       (31,282,384)   (30,819,719)  (462,665)
                                             --------------------------------------     ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                  (16,720,203)    (16,719,876)    (327)       (21,094,608)   (20,631,943)  (462,665)
                                             --------------------------------------     ----------------------------------------
                                             --------------------------------------     ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        1,854,016       1,863,097   (9,081)        26,505,033     26,417,605     87,428
                                             --------------------------------------     ----------------------------------------
                                             --------------------------------------     ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF OPERATIONS INFORMATION

                                          (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)       (UNAUDITED)
                                          MONTH ENDED      MONTH ENDED                   MONTH ENDED       MONTH ENDED
                                         NOV. 30, 1998    OCT. 31, 1998                 NOV. 30, 1998     OCT. 31, 1998
                                              ESD              ESD           CHANGE          PSD               PSD        CHANGE
                                         -------------------------------------------    -----------------------------------------
Sales                                      1,458,584        1,673,351      (214,767)       272,586           286,854      (14,268)
Cost of Sales                                930,730        1,186,905      (256,175)       297,623           267,859       29,764
                                         -------------------------------------------    -----------------------------------------
    Gross Profit                             527,854          486,446        41,408        (25,037)           18,995      (44,032)

Selling, General, and Administrative         380,772          405,170       (24,398)       124,707           104,348       20,359
                                         -------------------------------------------    -----------------------------------------
Income (Loss) From Operations                147,082           81,276        65,806       (149,744)          (85,353)     (64,391)

Other Income(Expense):

  I/C Interest Income (Expense)              (67,030)         (66,974)          (56)       (68,369)          (68,167)        (202)
  Interest Expense                              -                -             -                                             -
  Interest Income                               -                -             -                                             -
  Gain (loss) on Asset Disposition              (909)            -             (909)        (3,014)           32,534      (35,548)
  Other Expense                                  256             (577)          833           (220)              755         (975)
                                         -------------------------------------------    -----------------------------------------
    Total Other (Expense)                    (67,683)         (67,551)         (132)       (71,603)          (34,878)     (36,725)
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                   79,399           13,725        65,674       (221,347)         (120,231)    (101,116)
Bankruptcy Administrative Expenses                                                                                           -
                                         -------------------------------------------    -----------------------------------------
Net Income (Loss)                             79,399           13,725        65,674       (221,347)         (120,231)    (101,116)
                                         -------------------------------------------    -----------------------------------------
                                         -------------------------------------------    -----------------------------------------

      See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF OPERATIONS INFORMATION


                                                                                         (UNAUDITED)      (UNAUDITED)
                                          (UNAUDITED)      (UNAUDITED)                   MONTH ENDED      MONTH ENDED
                                          MONTH ENDED      MONTH ENDED                  NOV. 30, 1998    OCT. 31, 1998
                                         NOV. 30, 1998    OCT. 31, 1998                  CONTINUING        CONTINUING
                                           CORPORATE        CORPORATE       CHANGE       OPERATIONS        OPERATIONS      CHANGE
                                         -------------------------------------------    ------------------------------------------
Sales                                           -                -             -         1,731,170         1,960,205     (229,035)
Cost of Sales                                   -                -             -         1,228,353         1,454,764     (226,411)
                                         -------------------------------------------    ------------------------------------------
    Gross Profit                                -                -             -           502,817           505,441       (2,624)

Selling, General, and Administrative         107,235          100,017         7,218        612,714           609,535        3,179
                                         -------------------------------------------    ------------------------------------------
Income (Loss) From Operations               (107,235)        (100,017)       (7,218)      (109,897)         (104,094)      (5,803)

Other Income(Expense):
  I/C Interest Income (Expense)              135,399          135,141           258           -                   -           -
  Interest Expense                          (190,675)        (199,659)        8,984       (190,675)         (199,659)        8,984
  Interest Income                                -               -             -              -
  Gain (loss) on Asset Disposition               -            (19,487)       19,487         (3,923)           13,047       (16,970)
  Other Expense                                  -            (25,000)       25,000             36           (24,822)       24,858
                                         -------------------------------------------    ------------------------------------------
    Total Other (Expense)                    (55,276)        (109,005)       53,729       (194,562)         (211,434)       16,872

Net Income (Loss) Before Bankruptcy
     Administrative Expenses                (162,511)        (209,022)       46,511       (304,459)         (315,528)       11,069
Bankruptcy Administrative Expenses          (157,879)        (685,352)      527,473       (157,879)         (685,352)      527,473
                                         -------------------------------------------    ------------------------------------------
Net Income (Loss)                           (320,390)        (894,374)      573,984       (462,338)       (1,000,880)      538,542
                                         -------------------------------------------    ------------------------------------------
                                         -------------------------------------------    ------------------------------------------

      See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF OPERATIONS INFORMATION


                                          (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)      (UNAUDITED)
                                          MONTH ENDED      MONTH ENDED                   MONTH ENDED      MONTH ENDED
                                         NOV. 30, 1998    OCT. 31, 1998                 NOV. 30, 1998    OCT. 31, 1998
                                         DISCONTINUED     DISCONTINUED                    COMBINED          COMBINED
                                          OPERATIONS       OPERATIONS      CHANGE        OPERATIONS        OPERATIONS     CHANGE
                                         -------------------------------------------    ------------------------------------------
Sales                                                                          -         1,731,170         1,960,205      (229,035)
Cost of Sales                                                                  -         1,228,353         1,454,764      (226,411)
                                         -------------------------------------------    ------------------------------------------
    Gross Profit                                -                -             -           502,817           505,441        (2,624)

Selling, General, and Administrative                                           -           612,714           609,535         3,179
                                         -------------------------------------------    ------------------------------------------
Income (Loss) From Operations                   -                -             -          (109,897)         (104,094)       (5,803)

Other Income(Expense):
  I/C Interest Income (Expense)                                                -              -                 -             -
  Interest Expense                                                             -          (190,675)         (199,659)        8,984
  Interest Income                                                              -              -                 -             -
  Gain (loss) on Asset Disposition                                             -            (3,923)           13,047       (16,970)
  Other Expense                                 (327)        (245,544)      245,217           (291)         (270,366)      270,075
                                         -------------------------------------------    ------------------------------------------
    Total Other (Expense)                       (327)        (245,544)      245,217       (194,889)         (456,978)      262,089

Net Income (Loss) Before Bankruptcy
    Administrative Expenses                     (327)        (245,544)      245,217       (304,786)         (561,072)      256,286
Bankruptcy Administrative Expenses                                             -          (157,879)         (685,352)      527,473
                                         -------------------------------------------    ------------------------------------------
Net Income (Loss)                               (327)        (245,544)      245,217       (462,665)       (1,246,424)      783,759
                                         -------------------------------------------    ------------------------------------------
                                         -------------------------------------------    ------------------------------------------

      See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                    (UNAUDITED)             (UNAUDITED)
                                                                    MONTH ENDED             MONTH ENDED
                                                                   NOV. 30, 1998           OCT. 31, 1998           CHANGE
                                                                   -------------           -------------         -----------
Cash flows from operating activities:
  Net loss                                                           ($462,665)            $(1,246,424)             $783,759

  Adjustments to reconcile net loss to net cash (used in)
    provided by operating activities:
      Depreciation                                                      78,677                  71,100                 7,577
      (Gain)/Loss on sale of property and equipment                     (3,923)                 13,047               (16,970)
  Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                  (8,576)              1,091,360            (1,099,936)
      Costs in excess of billings                                     (199,622)               (349,914)              150,292
      Inventory, net                                                    45,765                  22,677                23,088
      Prepaids & other assets                                           51,261                   5,003                46,258
    Increase (decrease) in:
      Accounts payable                                                  41,361                 (37,883)               79,244
      Accrued expenses                                                 110,000                 843,405              (733,405)
      Other net changes in assets and liabilities                        5,066                   5,912                  (846)
        Total adjustments                                              120,009               1,664,707            (1,544,698)
                                                                   -------------           -------------         -----------
        Net cash provided by (used in) operating activities           (342,656)                418,283              (760,939)
                                                                   -------------           -------------         -----------

Cash flows from investing activities :
  Additions to property and equipment                                  (20,208)                 (5,822)              (14,386)
                                                                   -------------           -------------         -----------
        Net cash provided by (used in) investing activities            (20,208)                 (5,822)              (14,386)
                                                                   -------------           -------------         -----------

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                  407,493                (227,970)              635,463
  Reduction of pre-petition liabilities                                 (8,846)                (10,790)                1,944
        Net cash provided by (used in) financing activities            398,647                (238,760)              637,407
                                                                   -------------           -------------         -----------
Net increase (decrease) in cash                                         35,783                 173,701              (137,918)
                                                                   -------------           -------------         -----------

CASH AT BEGINNING OF PERIOD                                            292,573                 118,872               173,701
                                                                   -------------           -------------         -----------

CASH AT END OF PERIOD                                                 $328,356                $292,573               $35,783
                                                                   -------------           -------------         -----------
                                                                   -------------           -------------         -----------

      See accompanying notes to financial statement information.

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #97-06084
November 30, 1998 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation

As of November 30, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $22,168,024. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.

Costs and Earnings in Excess of Billing

The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable

Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.